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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25,
1995
Series Number of Class A-1 Certificates:
441919AE7
Series Number of Class A-2 Certificates:
441919AF4
Original Sale Balance:             $474,825,000
 =


Servicer Certificate (Page 1 of 3)

Distribution Date:                                      08/20/99

Investor Certificateholder Floating Allocation            90.45%
Percentage
Investor Certificateholder Fixed Allocation               97.90%
Percentage

Aggregate Amount of  Collections                    4,141,142.55
Aggregate Amount of  Interest Collections           1,072,966.47
Aggregate Amount of  Principal Collections          3,068,176.08

Class A Interest Collections                          970,515.37
Class A Principal Collections                       2,887,392.66
Seller Interest Collections                           102,451.10
Seller Principal Collections                          180,783.42

Weighted Average Loan Rate                                13.39%
Net Loan Rate                                             12.39%

             Weighted Average Maximum Loan Rate           19.71%

Class A-1 Certificate Rate                                 5.40%
Maximum Investor Certificate Rate                         12.39%
Class A-1 Certificate Interest Distributed            369,812.17
Class A-1 Investor Certificate Interest                     0.00
Shortfall before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00

Class A-2 Certificate Rate                                 5.34%
Maximum Investor Certificate Rate                         12.39%
Class A-2 Certificate Interest Distributed             16,080.64
Class A-2 Investor Certificate Interest                     0.00
Shortfall before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                  0.00

Maximum Principal Dist. Amount (MPDA)               3,003,882.45
Alternative Principal Dist. Amount (APDA)           2,887,392.66
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)     2,887,392.66

Principal  allocable to Class A-1                   2,765,772.79
Principal allocable to Class A-2                      121,619.87
SPDA deposited to Funding Account                           0.00

Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00
APDA allocable to Class A-2                                 0.00

Reimbursement to Credit Enhancer                            0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         287,365.23
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss          12,636.37
Amount
Cumulative Investor Liquidation Loss Amount           300,001.60

Total Principal allocable to A-1                    3,053,138.02
Total Principal allocable to A-2                      134,256.24

Beginning Class A-1 Certificate Principal          79,529,498.41
Balance
Beginning Class A-2 Certificate Principal           3,497,057.73
Balance
Ending Class A-1 Certificate Principal Balance     76,476,360.39
Ending Class A-2 Certificate Principal Balance      3,362,801.49

Class A-1 Factor                                       0.1681446
Class A-2 Factor                                       0.1681401
Pool Factor (PF)                                       0.1883321

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      08/20/99

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                             71,207.62
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Aggregate Investor Liquidation Loss Amount            300,001.60
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                             94,469,463.05
Ending Pool Balance                                91,250,164.19
Beginning Invested Amount                          85,449,143.14
Ending Invested Amount                             82,261,748.88
Beginning Seller Principal Balance                  9,020,319.91
Ending Seller Principal Balance                     8,988,415.31
Additional Balances                                   180,783.42

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                       0.00

Beginning Reserve Account Balance                   1,211,294.00
Ending Reserve Account Balance                      1,211,294.00

Beginning Seller Interest                                8.5065%
Ending Seller's Interest                                 9.8503%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                         242
     Trust Balance                                  7,442,654.42
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          70
     Trust Balance                                  2,238,844.82
   90+ days (Del Stat 3+)
     No. of Accounts                                         134
     Trust Balance                                  3,948,404.02
   270+ days (Del Stat 9+)
     No. of Accounts                                         117
     Trust Balance                                  3,777,819.73
   REO
     No. of Accounts                                          24
     Trust Balance                                    900,800.60

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business                  No
Days of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                      08/20/99

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                       No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          283,234.52
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00

Application of Available Funds
     Aggregate Amount of Collections                4,141,142.55
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                     71,207.62
     Prinicpal and Interest to Class A-1            3,422,950.19
     Prinicpal and Interest to Class A-2              150,336.88
     Seller's portion of Principal and Interest       283,234.52
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  213,413.34
     Total                                          4,141,142.55



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                      08/20/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           90.4516%
Percentage
Class A Certificateholder Fixed Allocation              97.9045%
Percentage

Beginning Class A-1 Certificate Balance            79,529,498.41
Beginning Class A-2 Certificate Balance             3,497,057.73

Class A-1 Certificate Rate                              5.40000%
Class A-2 Certificate Rate                              5.34000%
Class A-1 Certificate Interest Distributed              0.813087
Class A-2 Certificate Interest Distributed              0.804032
Class A-1 Certificate Interest Shortfall                0.000000
Distributed
Class A-2 Certificate Interest Shortfall                0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest         0.000000
Shortfall

Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed             6.712775
Class A-2 Certificate Principal Distributed             6.712812
   Maximum Principal Distribution Amount                6.326294
   Scheduled Principal  Distribution Amount             6.080962
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.631815
Distributed

Total Amount Distributed to Certificateholders          7.525482

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance               76,476,360.39
Ending Class A-2 Certificate Balance                3,362,801.49

Class A-1 Factor                                       0.1681446
Class A-2 Factor                                       0.1681401
Pool Factor (PF)                                       0.1883321

Unreimbursed Liquidation Loss Amount                        0.00
Accrued Interest on Unreimbursed Liquidation                0.00
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                   0.00
Liquidation Loss Amount

Class A Servicing Fee                                  71,207.62

Beginning Invested Amount                          85,449,143.14
Ending Invested Amount                             82,261,748.88
Beginning Pool Balance                             94,469,463.05
Ending Pool Balance                                91,250,164.19

Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      08/20/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                         242
     Trust Balance                                  7,442,654.42

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          70
     Trust Balance                                  2,238,844.82

   90+ days (Del Stat 3+)
     No. of Accounts                                         134
     Trust Balance                                  3,948,404.02

   REO
     No. of Accounts                                          24
     Trust Balance                                    900,800.60

Aggregate Liquidation Loss Amount for                 287,517.85
Liquidated Loans

Class A-1 Certificate Rate for Next                To be updated
Distribution Date
Class A-2 Certificate Rate for Next                To be updated
Distribution Date

Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00